EXHIBIT 32

CERTIFICATION PURSUANT TO 18 U.S.C. SECTION 1350
AS ADOPTED PURSUANT TO SECTION 906 OF THE
SARBANES-OXLEY ACT OF 2002

     In connection with the Quarterly Report of SouthFirst Bancshares, Inc. (the “Company”) on Form 10-QSB for the quarter ended June 30, 2004, as filed with the Securities and Exchange Commission (the “SEC”) on the date hereof (the “Report”), the undersigned, Joe K. McArthur, Chief Executive Officer of the Company, and Janice R. Browning, Controller of the Company, being the principal financial officer of the Company, do hereby certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that to the best of our knowledge:

     1.      The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

     2.      The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: August 16, 2004	By:	/s/ Joe K. McArthur Joe K. McArthur Chief Executive Officer

Date: August 16, 2004	By:	/s/ Janice R. Browning Janice R. Browning Controller (Chief Financial Officer)

This certification accompanies the Report pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 and shall not, except to the extent required by the Sarbanes-Oxley Act of 2002, be deemed filed by the Company for purposes of §18 of the Securities Exchange Act of 1934, as amended.

A signed original of this written statement required by Section 906 of the Sarbanes-Oxley Act of 2002, or other document authenticating, acknowledging, or otherwise adopting the signature that appears in typed form within the electronic version of this written statement required by Section 906, has been provided to the Company and will be retained by the Company and furnished to the SEC or its staff upon request.